UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2020

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5818 El Camino Real

Carlsbad, California 92008

(Address of Principal Executive Offices)

(760) 431-9286

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition

On April 8, 2020, Alphatec Holdings, Inc. (the “Company”) issued a press release announcing selected preliminary unaudited financial information for the first quarter ended March 31, 2020 (the “Press Release”).  The Company has not finalized its financial statement closing process for the first quarter ended March 31, 2020.  As a result, the information in the Press Release is preliminary and based upon information available to the Company as of the date of the Press Release.  During the course of the Company’s closing process, items may be identified that would require the Company to make adjustments, which may be material, and as a result, the estimates included in the Press Release are subject to risks and uncertainties, including possible adjustments to preliminary operating results.

A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1. The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The information contained in this Item 2.02 of this Current Report, including the exhibit, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 2, 2020, the Company, pursuant to its option under its previously disclosed Credit, Security and Guaranty Agreement, as amended, (the “Credit Agreement”) with Squadron Medical Finance Solutions LLC (“Squadron”), completed a draw of $20 million under the Credit Agreement.  The Company elected to draw down these amounts to further extend its cash runway and reinforce its balance sheet in light of the current uncertainty surrounding the impact of the novel COVID-19 coronavirus.  The Company’s Press Release provides additional information.

The descriptions of the Credit Agreement included in Item 1.01 of the Company’s Current Reports on Form 8-K filed on November 8, 2018, March 7, 2019, and June 27, 2019, respectively, are incorporated herein by reference. The description of the Credit Agreement contained herein does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Credit Agreement documents attached as Exhibits 10.16-10.19 to the Company’s Annual Report for the fiscal year ended December 31, 2019, which was filed on Form 10-K on March 17, 2020.

Item 7.01.	Regulation FD Disclosure

The information described above under Item 2.03 is hereby incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated April 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2020	ALPHATEC HOLDINGS, INC.

	By:	/s/ Jeffrey G. Black
Name: Jeffrey G. Black
Its: Chief Financial Officer